Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT dated as of September 29, 2006 to the Credit Agreement dated as of March 31, 2004 (as heretofore amended, the “Credit Agreement”) among ARAMARK SERVICES, INC., ARAMARK UNIFORM & CAREER APPAREL GROUP, INC., and ARAMARK CANADA LTD. (the “Borrowers”), ARAMARK CORPORATION (the “Parent Guarantor”), the LENDERS party hereto, JPMORGAN CHASE BANK, N.A. (as “General Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, (as “Canadian Administrative Agent”).

The parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendment. The figure “$150,000,000” appearing in the last sentence of Section 2.04(b) is changed to “$300,000,000”.

SECTION 3. Representations of Obligors. Each Obligor listed on the signature pages hereof represents and warrants that (i) the representations and warranties of such Obligor set forth in Article 6 of the Credit Agreement are true in all material respects on and as of the date hereof and (ii) no Default has occurred and is continuing on the date hereof.

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the General Administrative Agent of a counterpart hereof signed by the Parent Guarantor, each U.S. Borrower and U.S. Lenders having a majority in amount of the U.S. Commitments, or facsimile or other written confirmation (in form satisfactory to the General Administrative Agent) that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ARAMARK SERVICES, INC.

By:	/s/ L. Frederick Sutherland
Name:	L. Frederick Sutherland
Title:	Executive Vice President and Chief Financial Officer

ARAMARK UNIFORM & CAREER APPAREL GROUP, INC.

By:	/s/ Alex Marino
Name:	Alex Marino
Title:	Vice President

ARAMARK CANADA, LTD.

By:	/s/ L. Frederick Sutherland
Name:	L. Frederick Sutherland
Title:	President and Chief Operating Officer

ARAMARK CORPORATION

By:	/s/ L. Frederick Sutherland
Name:	L. Frederick Sutherland
Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as General Administrative Agent and U.S. Lender

By:	/s/ Barbara R. Marks
Name:	Barbara R. Marks
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Irene Bertozzi Bartenstein
Name:	Irene Bertozzi Bartenstein
Title:	Principal

CITIBANK, N.A.

By:	/s/ Sandy Salgado
Name:	Sandy Salgado
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shigeru Tsuru
Name:	Shigeru Tsuru
Title:	Joint General Manager

WACHOVIA BANK, N.A.

By:	/s/ John G. Taylor
Name:	John G. Taylor
Title:	Vice President

CALYON New York Branch

By:	/s/ David Cagle
Name:	David Cagle
Title:	Managing Director

By:	/s/ Robert Smith
Name:	Robert Smith
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Denise D. Killen
Name:	Denise D. Killen
Title:	Senior Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

By:	/s/ Theodore W. Cox
Name:	Theodore W. Cox
Title:	Executive Director

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Title:	Executive Director

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By:	/s/ Christian Giordano
Name:	Christian Giordano
Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

THE BANK OF NEW YORK

By:	/s/ Roger Grossman
Name:	Roger Grossman
Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Philippe Sandmeier
Name:	Philippe Sandmeier
Title:	Managing Director

NATIONAL CITY BANK

By:	/s/ Anne Marie Hughes
Name:	Anne Marie Hughes
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA

By:	/s/
Name:
Title:

COMERICA BANK

By:	/s/ Richard C. Hampson
Name:	Richard C. Hampson
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

MELLON BANK, N.A.

By:	/s/ Laurie G. Dunn
Name:	Laurie G. Dunn
Title:	First Vice President

WILLIAM STREET CREDIT CORPORATION

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President